UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	January 20, 2006
(Date of earliest event reported):	January 20, 2006
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 8.01 - Other Events

ITEM 9.01 - Financial Statements and Exhibits

SIGNATURE

EXHIBIT 99.1 - Press Release dated January 20, 2006.

Item 8.01 - Other Events.

On January 20, 2006, Fulton Financial Corporation announced that it has entered into an agreement to offer and sell $150 million of trust preferred securities through its wholly-owned Delaware statutory trust subsidiary Fulton Capital Trust I.  The Capital Securities are being offered in a firm commitment public offering.  The transaction is scheduled to close on January 26, 2006.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description

    99.1

Press Release dated January 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 2006	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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